Exhibit 21.1

SEACOR HOLDINGS INC.
MAJORITY OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2005

Jurisdiction of Incorporation
Arctic Leasing LLC	Delaware
Boston Putford Offshore Safety Ltd.	England
Bruce Marine Limited	Scotland
Congo Seacor Marine SA	Republic of the Congo
Delaware Tanker Holding I, Inc.	Delaware
Delaware Tanker Holding II, Inc.	Delaware
Delaware Tanker Holding III, Inc.	Delaware
Delaware Tanker Holding IV, Inc.	Delaware
Delaware Tanker Holding V, Inc.	Delaware
Energy Logistics, Inc.	Delaware
Era FBO LLC	Delaware
Era Helicopters, LLC	Delaware
Era Helicopters (Mexico) LLC	Delaware
Era Leasing LLC	Delaware
F2B Investments Inc.	Delaware
Galaxie Offshore LLC	Louisiana
Gem Shipping Inc.	Delaware
Gem Shipping Ltd.	Cayman Islands
Gilbert Cheramie Boats LLC	Louisiana
Graham Offshore LLC	Delaware
Graham Offshore Barges LLC	Delaware
Haven Shipping Company Limited	Scotland
International Response Corporation	Delaware
Kinsman Lines, Inc.	Delaware
Liberty Services, Inc.	Louisiana
Lightship Limited Partner Holdings, LLC	Delaware
Lightship Partners, L.P.	Delaware
Lightship Tanker Holdings, LLC	Delaware
Lightship Tankers I LLC	Delaware
Lightship Tankers II LLC	Delaware
Lightship Tankers III LLC	Delaware

Lightship Tankers IV LLC	Delaware
Lightship Tankers V LLC	Delaware
Lone Star Marine Services, Inc.	Florida
Maranta S.A.	Argentina
Marine Environmental Services (Thailand) Ltd.	Thailand
Masquerade II, Inc.	Florida
McCall’s Boat Rentals LLC	Louisiana
McCall’s Boat Rental Barges LLC	Delaware
National Response Corporation	Delaware
National Response Corporation of Puerto Rico	Delaware
Northland Marine Services, Inc.	Washington
NRC Environmental Services Inc.	Washington
O’Brien Oil Pollution Service, Inc.	Louisiana
Offshore Aviation Inc.	Delaware
Offshore Marine Management International, Inc.	Liberia
OSRV Holdings, Inc.	Delaware
Putford Ltd.	England
SCF Barge Line LLC	Delaware
SCF Boats LLC	Delaware
SCF Fleeting LLC	Delaware
SCF Marine Inc.	Delaware
SCFM Towing LLC	Delaware
Seabulk Advantage, Inc.	Marshall Islands
Seabulk Africa, Inc.	Liberia
Seabulk Alkatar, Inc.	Marshall Islands
Seabulk America Partnership, Ltd.	Florida
Seabulk Angola. Inc.	Marshall Islands
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Aries II, Inc.	Marshall Islands
Seabulk Arizona (USA), Inc.	Florida
Seabulk Asset Management LLC	Delaware
Seabulk Betsy, Inc.	Marshall Islands

Seabulk Capricorn, Inc.	Marshall Islands
Seabulk Carol, Inc.	Marshall Islands
Seabulk Clipper, Inc.	Marshall Islands
Seabulk Command, Inc.	Marshall Islands
Seabulk Condor, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk Coot I, Inc.	Marshall Islands
Seabulk Coot II, Inc.	Marshall Islands
Seabulk Cormorant, Inc.	Marshall Islands
Seabulk Cygnet II, Inc.	Marshall Islands
Seabulk Danah, Inc.	Marshall Islands
Seabulk Defender, Inc.	Marshall Islands
Seabulk Duke, Inc.	Marshall Islands
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Emerald, Inc.	Marshall Islands
Seabulk Energy Carriers, Inc.	Florida
Seabulk Energy Transport, Inc.	Florida
Seabulk Explorer, Inc.	Marshall Islands
Seabulk Falcon II, Inc.	Marshall Islands
Seabulk Freedom, Inc.	Marshall Islands
Seabulk Gannett II, Inc.	Marshall Islands
Seabulk General Partners LLC	Delaware
Seabulk Giant, Inc.	Marshall Islands
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Global Transport, Inc.	Marshall Islands
Seabulk Habara, Inc.	Marshall Islands
Seabulk Hawaii, Inc.	Marshall Islands
Seabulk Hawk, Inc.	Marshall Islands
Seabulk Hercules, Inc.	Marshall Islands
Seabulk Heron, Inc.	Marshall Islands
Seabulk Horizon, Inc.	Marshall Islands

Seabulk International, Inc.	Delaware
Seabulk Jasper, Inc.	Marshall Islands
Seabulk Jebel Ali, Inc.	Marshall Islands
Seabulk Kestrel, Inc.	Marshall Islands
Seabulk Lake Express, Inc.	Marshall Islands
Seabulk Lincoln, Inc.	Marshall Islands
Seabulk Mallard, Inc.	Marshall Islands
Seabulk Marine International, Inc.	Florida
Seabulk Marine Services, Inc.	Florida
Seabulk Marlene, Inc.	Marshall Islands
Seabulk Martin I, Inc.	Marshall Islands
Seabulk Martin II, Inc.	Marshall Islands
Seabulk Master, Inc.	Marshall Islands
Seabulk Merlin, Inc.	Marshall Islands
Seabulk Nyon, Inc.	Marshall Islands
Seabulk Ocean Transport, Inc.	Florida
Seabulk Offshore ABU Dhabi, Inc.	Florida
Seabulk Offshore De Angola, Lda.	Angola
Seabulk Offshore de Mexico, S.A. de C.V.	Mexico
Seabulk Offshore Do Brasil Ltda.	Brazil
Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Dubai, LLC	United Arab Emirates
Seabulk Offshore Enterprises, Inc.	Marshall Islands
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea
Seabulk Offshore Global Holdings, Inc.	Marshall Islands
Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore International, Inc.	Florida
Seabulk Offshore Ltd.	Florida
Seabulk Offshore Marine Management, Inc.	Liberia
Seabulk Offshore Operators Nigeria Limited	Nigeria
Seabulk Offshore Operators Trinidad Limited	Trinidad & Tobago
Seabulk Offshore Operators, Inc.	Florida

Seabulk Offshore S.A.	Switzerland
Seabulk Offshore Tug Supply, Inc.	Marshall Islands
Seabulk Offshore U.K. Ltd.	United Kingdom
Seabulk Operators, Inc.	Florida
Seabulk Osprey, Inc.	Marshall Islands
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk Partners LP	Delaware
Seabulk Penguin I, Inc.	Marshall Islands
Seabulk Persistence, Inc.	Marshall Islands
Seabulk Petrel, Inc.	Marshall Islands
Seabulk Petroleum Transport, Inc.	Florida
Seabulk Plover, Inc.	Marshall Islands
Seabulk Raven, Inc.	Marshall Islands
Seabulk Sapphire, Inc.	Marshall Islands
Seabulk Service, Inc.	Marshall Islands
Seabulk South Atlantic, Inc.	Marshall Islands
Seabulk Swift, Inc.	Marshall Islands
Seabulk Tankers, Inc.	Delaware
Seabulk Tankers, Ltd.	Florida
Seabulk Tender, Inc.	Marshall Islands
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Toota, Inc.	Marshall Islands
Seabulk Toucan, Inc.	Marshall Islands
Seabulk Towing Services, Inc.	Florida
Seabulk Towing, Inc.	Delaware
Seabulk Transmarine II, Inc.	Florida
Seabulk Transmarine Partnership, Ltd.	Florida
Seabulk Transport, Inc.	Florida
Seabulk Veritas, Inc.	Marshall Islands
SEACAP Leasing Associates LLC	Delaware
SEACOR Acadian Companies Inc.	Delaware
SEACOR Asset Management LLC	Delaware

SEACOR Bulk Carriers Inc.	Marshall Islands
SEACOR Capital (Singapore) Pte. Ltd.	Singapore
SEACOR Capital (UK) Ltd.	England
SEACOR Capital Corporation	Delaware
SEACOR Capital Two Ltd.	England
SEACOR Communications Inc.	Delaware
SEACOR Environmental Services International Ltd.	Marshall Islands
SEACOR Environmental Services (Middle East) Ltd.	British Virgin Islands
SEACOR Environmental Services Inc.	Delaware
SEACOR Environmental Services (Thailand) Ltd.	Thailand
SEACOR Environmental Services (U.K.) Ltd.	England
SEACOR Inland River Transport Inc.	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR International Ltd.	England
SEACOR Leasing Associates II LLC	Delaware
SEACOR Management Services Inc.	Delaware
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine (Europe) B.V.	Netherlands
SEACOR Marine (International) Ltd.	England
SEACOR Marine (Isle of Man) Ltd.	Isle of Man
SEACOR Marine (Mexico) Inc.	Louisiana
SEACOR Marine (Nigeria) LLC	Louisiana
SEACOR Marine Guernsey Ltd.	Guernsey
SEACOR Marine International LLC	Delaware
SEACOR Marine International Barges LLC	Delaware
SEACOR Marine LLC	Delaware
SEACOR Meridian, Inc.	Delaware
SEACOR Ocean Boats Inc.	Delaware
SEACOR Offshore LLC	Delaware
SEACOR Offshore Barges LLC	Delaware
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands

SEACOR Offshore Services Inc.	Delaware
SEACOR Offshore Supplyships One Ltd.	Marshall Islands
SEACOR Payroll Management LLC	Delaware
SEACOR Tankers LLC	Delaware
SEACOR Vision LLC	Delaware
SEACOR Vision Barges LLC	Delaware
SEACOR Worldwide Inc.	Delaware
SEACOR Worldwide Barges LLC	Delaware
SEACOR-SMIT Holdings B.V.	Netherlands
SEACOR-SMIT Offshore (International) Inc.	Delaware
SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands
SEACOR-SMIT Offshore (Worldwide) Ltd.	Marshall Islands
SEACOR-SMIT Offshore I Inc.	Delaware
Southern Crewing Services Ltd.	England
Stirling Marine Limited	Scotland
Stirling Offshore Limited	Scotland
Stirling ShipManagement Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
Storm Shipping Inc.	Delaware
Tex-Air Helicopters, Inc.	Texas
The O’Brien’s Group, Inc.	Delaware
Vector-Seacor Ltd.	England
VEESEA Holdings Inc.	Delaware
Venezuelan Response Corporation, C.A.	Venezuela
Warbler Shipping Ltd.	England
Weston Barge Line, Inc.	Delaware
Yarnell Marine, LLC	Washington
Yarnell Offshore (MI) LLC	Marshall Islands

SEACOR HOLDINGS INC.
50% OR LESS OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2005

Jurisdiction of Incorporation
Applied Environmental Equipment LLC	California
Applied Process Technology, Inc.	California
CSP Electronics, L.L.C.	Louisiana
Globe Wireless, LLC	Delaware
IRC do Brasil, Ltda.	Brazil
Marine Seacor Pte. Ltd.	Singapore
Mantenimiento Express Maritimo S. de R.L. de C.V.	Mexico
Maritima Mexicana, S.A. de C.V.	Mexico
MINVEST S.A.	Argentina
Modant Seabulk Heron Limited	British Virgin Islands
Modant Seabulk Jasper Limited	British Virgin Islands
Modant Seabulk Lincoln Limited	British Virgin Islands
Modant Seabulk Mallard Limited	British Virgin Islands
Modant Seabulk Nigeria Limited	Nigeria
Modant Seabulk Swift Limited	British Virgin Islands
Nautical Power, L.L.C.	Delaware
Naviera Ultragas-Seacor, Ltda.	Chile
Ocean Marine Services (Egypt) Ltd.	Egypt
Patagonia Offshore Services S.A.	Argentina
Red Dragon Marine Services Ltd.	China
SCF Towboat III, L.P.	Delaware
Sea Treasure Shipping Ltd.	Liberia
SEACOR Marine Sakhalin LLC	Russian Federation
Seacor Offshore de Mexico S. de R.L. de C.V.	Mexico
SESAR Ltd.	Marshall Islands
South Atlantic Response S.A.	Argentina
SESMEKE Ltd.	Marshall Islands
SESMEKE Cevre Koruma Hizmetleri Limited Sirketi	Turkey
ShipServ Inc.	Delaware
Smit-Lloyd Matsas (Hellas) Shipping Company S.A.	Greece
Smit-Lloyd Mainport (Ireland) Ltd.	Ireland
Societe de Gastion des Services Portuaires	Republic of the Congo
Strategic Software Ltd.	England
VENSEA Marine S.R.L.	Venezuela
VENSEA Offshore Ltd.	Bahamas
WeatherWise USA, Inc.	Delaware
West Africa Offshore Limited	Nigeria
West Coast Standby Ltd.	England
Wijsmuller Egypt S.A.E.	Egypt